SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant    [  ]

Filed by a Party other than the Registrant    [x]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[X]	Soliciting Material Pursuant to § 240.14a-12

Dell Inc.
(Name of Registrant as Specified In Its Charter)

CARL C. ICAHN
 ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN ENTERPRISES G.P. INC.
ICAHN ENTERPRISES HOLDINGS L.P.
IPH GP LLC
ICAHN CAPITAL L.P.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
BECKTON CORP.
HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENTS LLC
BARBERRY CORP.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)           Title of each class of securities to which transaction applies:

2)           Aggregate number of securities to which transaction applies:

3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)           Proposed maximum aggregate value of transaction:

5)           Total fee paid:

[  ]           Fee paid previously with preliminary materials.

[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

2)           Form, Schedule or Registration Statement No.:

3)           Filing Party:

4)           Date Filed:

On May 9, 2013, Carl C. Icahn and Southeastern Asset Management, Inc. delivered a letter to Dell Inc., a copy of which is included in the Schedule 13D attached as Exhibit A hereto.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, SOUTHEASTERN ASSET MANAGEMENT, INC. AND THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF DELL INC. WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF DELL INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.  INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 13D FILED BY CARL C. ICAHN AND HIS AFFILIATES ON MAY 10, 2013 (THE “ICAHN SCHEDULE 13D”) AND THE SCHEDULE 13D FILED BY SOUTHEASTERN ASSET MANAGEMENT, INC. AND ITS AFFILIATES ON FEBRUARY 8, 2013 (THE “SOUTHEASTERN SCHEDULE 13D”).  EXCEPT AS OTHERWISE DISCLOSED IN THE ICAHN SCHEDULE 13D AND THE SOUTHEASTERN SCHEDULE 13D, THE PARTICIPANTS HAVE NO INTEREST IN DELL INC. OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF DELL INC. AS DISCLOSED IN THE ICAHN SCHEDULE 13D AND THE SOUTHEASTERN SCHEDULE 13D.

Exhibit A

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No.__)*

Dell Inc.
(Name of Issuer)

Common Stock, par value $0.01 per share
(Title of Class of Securities)

24702R101
(CUSIP Number)

Keith Schaitkin, Esq.
Icahn Capital LP
767 Fifth Avenue, 47th Floor
New York, New York 10153
(212) 702-4300
(Name, Address and Telephone Number of Person Authorized to
Receive Notices and Communications)

May 9, 2013
(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Section 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box / /.

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

CUSIP No. 24702R101

1. NAME OF REPORTING PERSON
High River Limited Partnership

2 CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) /X /
(b) / /

3 SEC USE ONLY

4 SOURCE OF FUNDS
WC

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	/ /

6 CITIZENSHIP OR PLACE OF ORGANIZATION
Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7 SOLE VOTING POWER
16,093,664

8 SHARED VOTING POWER
0

9 SOLE DISPOSITIVE POWER
16,093,664

10 SHARED DISPOSITIVE POWER
0

11 AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
16,093,664

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	/ X/ See Item 5(a)

13 PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
0.90%

14 TYPE OF REPORTING PERSON
PN

SCHEDULE 13D

CUSIP No. 24702R101

1. NAME OF REPORTING PERSON
Hopper Investments LLC

2 CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) / X /
(b) / /

3 SEC USE ONLY

4 SOURCE OF FUNDS
OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	/ /

6 CITIZENSHIP OR PLACE OF ORGANIZATION
Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7 SOLE VOTING POWER
0

8 SHARED VOTING POWER
16,093,664

9 SOLE DISPOSITIVE POWER
0

10 SHARED DISPOSITIVE POWER
16,093,664

11 AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
16,093,664

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	/ X/ See Item 5(a)

13 PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
0.90%

14 TYPE OF REPORTING PERSON
OO

SCHEDULE 13D

CUSIP No. 24702R101

1. NAME OF REPORTING PERSON
Barberry Corp.

2 CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) / X /
(b) / /

3 SEC USE ONLY

4 SOURCE OF FUNDS
OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	/ /

6 CITIZENSHIP OR PLACE OF ORGANIZATION
Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7 SOLE VOTING POWER
0

8 SHARED VOTING POWER
16,093,664

9 SOLE DISPOSITIVE POWER
0

10 SHARED DISPOSITIVE POWER
16,093,664

11 AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
16,093,664

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	/ X/ See Item 5(a)

13 PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
0.90%

14 TYPE OF REPORTING PERSON
CO

SCHEDULE 13D

CUSIP No. 24702R101

1. NAME OF REPORTING PERSON
Icahn Partners Master Fund LP

2 CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) / X /
(b) / /

3 SEC USE ONLY

4 SOURCE OF FUNDS
WC

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	/ /

6 CITIZENSHIP OR PLACE OF ORGANIZATION
Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7 SOLE VOTING POWER
25,337,284

8 SHARED VOTING POWER
0

9 SOLE DISPOSITIVE POWER
25,337,284

10 SHARED DISPOSITIVE POWER
0

11 AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
25,337,284

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	/ X/ See Item 5(a)

13 PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
1.42%

14 TYPE OF REPORTING PERSON
PN

SCHEDULE 13D

CUSIP No. 24702R101

1. NAME OF REPORTING PERSON
Icahn Partners Master Fund II LP

2 CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) / X /
(b) / /
3 SEC USE ONLY

4 SOURCE OF FUNDS
WC

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	/ /

6 CITIZENSHIP OR PLACE OF ORGANIZATION
Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7 SOLE VOTING POWER
10,125,017

8 SHARED VOTING POWER
0

9 SOLE DISPOSITIVE POWER
10,125,017

10 SHARED DISPOSITIVE POWER
0

11 AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
10,125,017

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	/ X/ See Item 5(a)

13 PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
0.57%

14 TYPE OF REPORTING PERSON
PN

SCHEDULE 13D

CUSIP No. 24702R101

1. NAME OF REPORTING PERSON
Icahn Partners Master Fund III LP

2 CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) / X /
(b) / /

3 SEC USE ONLY

4 SOURCE OF FUNDS
WC

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	/ /

6 CITIZENSHIP OR PLACE OF ORGANIZATION
Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7 SOLE VOTING POWER
4,457,207

8 SHARED VOTING POWER
0

9 SOLE DISPOSITIVE POWER
4,457,207

10 SHARED DISPOSITIVE POWER
0

11 AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
4,457,207

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	/ X / See Item 5(a)

13 PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
0.25%

14 TYPE OF REPORTING PERSON
PN

SCHEDULE 13D

CUSIP No. 24702R101

1. NAME OF REPORTING PERSON
Icahn Offshore LP

2 CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) / X /
(b) / /

3 SEC USE ONLY

4 SOURCE OF FUNDS
OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	/ /

6 CITIZENSHIP OR PLACE OF ORGANIZATION
Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7 SOLE VOTING POWER
0

8 SHARED VOTING POWER
39,919,508

9 SOLE DISPOSITIVE POWER
0

10 SHARED DISPOSITIVE POWER
39,919,508

11 AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
39,919,508

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	/X / See Item 5(a)

13 PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
2.24%

14 TYPE OF REPORTING PERSON
PN

SCHEDULE 13D

CUSIP No. 24702R101

1. NAME OF REPORTING PERSON
Icahn Partners LP

2 CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) / X /
(b) / /

3 SEC USE ONLY

4 SOURCE OF FUNDS
WC

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	/ /

6 CITIZENSHIP OR PLACE OF ORGANIZATION
Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7 SOLE VOTING POWER
24,455,150

8 SHARED VOTING POWER
0

9 SOLE DISPOSITIVE POWER
24,455,150

10 SHARED DISPOSITIVE POWER
0

11 AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
24,455,150

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	/ X/ See Item 5(a)

13 PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
1.37%

14 TYPE OF REPORTING PERSON
PN

SCHEDULE 13D

CUSIP No. 24702R101

1. NAME OF REPORTING PERSON
Icahn Onshore LP

2 CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) / X /
(b) / /

3 SEC USE ONLY

4 SOURCE OF FUNDS
OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	/ /

6 CITIZENSHIP OR PLACE OF ORGANIZATION
Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7 SOLE VOTING POWER
0

8 SHARED VOTING POWER
24,455,150

9 SOLE DISPOSITIVE POWER
0

10 SHARED DISPOSITIVE POWER
24,455,150

11 AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
24,455,150

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	/X / See Item 5(a)

13 PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
1.37%

14 TYPE OF REPORTING PERSON
PN

SCHEDULE 13D

CUSIP No. 24702R101

1. NAME OF REPORTING PERSON
Icahn Capital LP

2 CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) / X /
(b) / /

3 SEC USE ONLY

4 SOURCE OF FUNDS
OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	/ /

6 CITIZENSHIP OR PLACE OF ORGANIZATION
Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7 SOLE VOTING POWER
0

8 SHARED VOTING POWER
64,374,658

9 SOLE DISPOSITIVE POWER
0

10 SHARED DISPOSITIVE POWER
64,374,658

11 AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
64,374,658

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	/ X/ See Item 5(a)

13 PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
3.61%

14 TYPE OF REPORTING PERSON
PN

SCHEDULE 13D

CUSIP No. 24702R101

1. NAME OF REPORTING PERSON
IPH GP LLC

2 CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) / X /
(b) / /

3 SEC USE ONLY

4 SOURCE OF FUNDS
OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	/ /

6 CITIZENSHIP OR PLACE OF ORGANIZATION
Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7 SOLE VOTING POWER
0

8 SHARED VOTING POWER
64,374,658

9 SOLE DISPOSITIVE POWER
0

10 SHARED DISPOSITIVE POWER
64,374,658

11 AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
64,374,658

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	/ X/ See Item 5(a)

13 PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
3.61%

14 TYPE OF REPORTING PERSON
OO

SCHEDULE 13D

CUSIP No. 24702R101

1. NAME OF REPORTING PERSON
Icahn Enterprises Holdings L.P.

2 CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) / X /
(b) / /

3 SEC USE ONLY

4 SOURCE OF FUNDS
OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	/ /

6 CITIZENSHIP OR PLACE OF ORGANIZATION
Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7 SOLE VOTING POWER
0

8 SHARED VOTING POWER
64,374,658

9 SOLE DISPOSITIVE POWER
0

10 SHARED DISPOSITIVE POWER
64,374,658

11 AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
64,374,658

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	/X / See Item 5(a)

13 PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
3.61%

14 TYPE OF REPORTING PERSON
PN

SCHEDULE 13D

CUSIP No. 24702R101

1. NAME OF REPORTING PERSON
Icahn Enterprises G.P. Inc.

2 CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) / X /
(b) / /

3 SEC USE ONLY

4 SOURCE OF FUNDS
OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	/ /

6 CITIZENSHIP OR PLACE OF ORGANIZATION
Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7 SOLE VOTING POWER
0

8 SHARED VOTING POWER
64,374,658

9 SOLE DISPOSITIVE POWER
0

10 SHARED DISPOSITIVE POWER
64,374,658

11 AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
64,374,658

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	/X / See Item 5(a)

13 PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
3.61%

14 TYPE OF REPORTING PERSON
CO

SCHEDULE 13D

CUSIP No. 24702R101

1. NAME OF REPORTING PERSON
Beckton Corp.

2 CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) / X /
(b) / /

3 SEC USE ONLY

4 SOURCE OF FUNDS
OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	/ /

6 CITIZENSHIP OR PLACE OF ORGANIZATION
Delaware

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7 SOLE VOTING POWER
0

8 SHARED VOTING POWER
64,374,658

9 SOLE DISPOSITIVE POWER
0

10 SHARED DISPOSITIVE POWER
64,374,658

11 AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
64,374,658

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	/ X / See Item 5(a)

13 PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
3.61%

14 TYPE OF REPORTING PERSON
CO

SCHEDULE 13D

CUSIP No. 24702R101

1 NAME OF REPORTING PERSON
Carl C. Icahn

2 CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
(a) / X /
(b) / /

3 SEC USE ONLY

4 SOURCE OF FUNDS
OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	/ /

6 CITIZENSHIP OR PLACE OF ORGANIZATION
United States of America

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:

7 SOLE VOTING POWER
0

8 SHARED VOTING POWER
80,468,322

9 SOLE DISPOSITIVE POWER
0

10 SHARED DISPOSITIVE POWER
80,468,322

11 AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
80,468,322

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	/ X / See Item 5(a)

13 PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
4.52%

14 TYPE OF REPORTING PERSON
IN

SCHEDULE 13D

Item 1. Security and Issuer

This statement relates to the shares of common stock, par value $0.01 per share (the “Shares”), issued by Dell Inc. (the “Issuer”). The address of the principal executive offices of the Issuer is One Dell Way, Round Rock, Texas 78682.

Item 2. Identity and Background

The persons filing this statement are High River Limited Partnership (“High River”), Hopper Investments LLC (“Hopper”), Barberry Corp. (“Barberry”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners Master Fund II LP (“Icahn Master II”), Icahn Partners Master Fund III LP (“Icahn Master III”), Icahn Offshore LP (“Icahn Offshore”), Icahn Partners LP (“Icahn Partners”), Icahn Onshore LP (“Icahn Onshore”), Icahn Capital LP (“Icahn Capital”), IPH GP LLC (“IPH”), Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings”), Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP”), Beckton Corp. (“Beckton”), and Carl C. Icahn, a citizen of the United States of America (collectively, the "Reporting Persons").

The principal business address of each of (i) High River, Hopper, Barberry, Icahn Offshore, Icahn Partners, Icahn Master, Icahn Master II, Icahn Master III, Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP and Beckton is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601, and (ii) Mr. Icahn is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, NY 10153.

Barberry is the sole member of Hopper, which is the general partner of High River. Icahn Offshore is the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Icahn Onshore is the general partner of Icahn Partners. Icahn Capital is the general partner of each of Icahn Offshore and Icahn Onshore. Icahn Enterprises Holdings is the sole member of IPH, which is the general partner of Icahn Capital. Beckton is the sole stockholder of Icahn Enterprises GP, which is the general partner of Icahn Enterprises Holdings. Carl C. Icahn is the sole stockholder of each of Barberry and Beckton. As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Reporting Persons. In addition, Mr. Icahn is the indirect holder of approximately 90.5% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises L.P. (“Icahn Enterprises”). Icahn Enterprises GP is the general partner of Icahn Enterprises, which is the sole limited partner of Icahn Enterprises Holdings.

Each of High River and Barberry is primarily engaged in the business of investing in securities. Hopper is primarily engaged in the business of serving as the general partner of High River. Each of Icahn Master, Icahn Master II, Icahn Master III and Icahn Partners is primarily engaged in the business of investing in securities. Icahn Offshore is primarily engaged in the business of serving as the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Icahn Onshore is primarily engaged in the business of serving as the general partner of Icahn Partners. Icahn Capital is primarily engaged in the business of serving as the general partner of each of Icahn Offshore and Icahn Onshore. IPH is primarily engaged in the business of serving as the general partner of Icahn Capital. Icahn Enterprises Holdings is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn Enterprises GP is primarily engaged in the business of serving as the general partner of each of Icahn Enterprises and Icahn Enterprises Holdings. Beckton is primarily engaged in the business of holding the capital stock of Icahn Enterprises GP.

Carl C. Icahn's present principal occupation or employment is serving as (i) Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises, through which Mr. Icahn manages various private investment funds, including Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III, (ii) Chairman of the Board of Icahn Enterprises GP, the general partner of Icahn Enterprises, a Nasdaq listed diversified holding company engaged in a variety of businesses, including investment management, metals, energy, automotive, real estate, railcar, food packaging, gaming, and home fashion, and (iii) Chairman of the Board and a director of Starfire Holding Corporation ("Starfire"), a holding company engaged in the business of investing in and/or holding securities of various entities, and as Chairman of the Board and a director of various of Starfire's subsidiaries.

The name, citizenship, present principal occupation or employment and business address of each director and executive officer of the Reporting Persons are set forth in Schedule A attached hereto.

None of the Reporting Persons nor any manager or executive officer of the Reporting Persons, has, during the past five years, (a) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (b) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting, or mandating activities subject to, Federal or State securities laws or a finding of any violation with respect to such laws.

Item 3. Source and Amount of Funds or Other Consideration

The Reporting Persons may be deemed to be the beneficial owner of, in the aggregate, 80,468,322 Shares. The aggregate purchase price of the Shares purchased by the Reporting Persons collectively was approximately $1.1 billion (including commissions and premiums). The source of funding for these Shares was the general working capital of the respective purchasers. The Shares are held by the Reporting Persons in margin accounts together with other securities. Such margin accounts may from time to time have debit balances. Part of the purchase price of the Shares was obtained through margin borrowing.

Item 4. Purpose of Transaction

On May 9, 2013, the Reporting Persons and Southeastern Asset Management, Inc. (“Southeastern”) delivered a letter to the Issuer (the “May 9 Letter”). A copy of the May 9 Letter is incorporated by reference and attached hereto as Exhibit 2.

The Reporting Persons may, from time to time and at any time: (i) acquire additional Shares and/or other equity, debt, notes, instruments or other securities (collectively, "Securities") of the Issuer (or its affiliates) in the open market or otherwise; (ii) dispose of any or all of their Securities in the open market or otherwise; or (iii) engage in any hedging or similar transactions with respect to the Securities.

Item 5. Interest in Securities of the Issuer

(a) The Reporting Persons may be deemed to beneficially own, in the aggregate, 80,468,322 Shares, representing approximately 4.52% of the Issuer's outstanding Shares (based upon the 1,781,176,938 Shares stated to be outstanding as of March 25, 2013 by the Issuer in the Issuer’s Schedule 13E-3, filed with the Securities and Exchange Commission on May 2, 2013).

The Reporting Persons have agreed to act in concert with Southeastern solely for the purposes of promoting the proposals contained in the May 9 Letter, including urging shareholders to vote against the proposed going private transaction, and the joint solicitation of proxies for the Issuer’s 2013 annual meeting. Based on their joint submission of the May 9 Letter and their current contemplation of a joint proxy solicitation for director nominees at the Issuer’s annual meeting, the Reporting Persons and Southeastern have formed a “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 and may be deemed to beneficially own 226,617,980 Shares of the Issuer, constituting approximately 12.7% of the 1,781,176,938 shares outstanding. However, the Reporting Persons expressly disclaim beneficial ownership of the 146,149,658 Shares beneficially owned by Southeastern and its related affiliates. The Reporting Persons expressly retain the sole voting and investment power of the Shares that the Reporting Persons beneficially own. Southeastern and its related affiliates have filed a separate Schedule 13D with respect to its interests.

(b) For purposes of this Schedule 13D:

High River has sole voting power and sole dispositive power with regard to 16,093,664 Shares. Each of Hopper, Barberry and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master has sole voting power and sole dispositive power with regard to 25,337,284 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master II has sole voting power and sole dispositive power with regard to 10,125,017 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master III has sole voting power and sole dispositive power with regard to 4,457,207 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and sole dispositive power with regard to 24,455,150 Shares. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares.

Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River (as disclosed in Item 2), may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, the “Act”) the Shares which High River directly beneficially owns. Each of Hopper, Barberry and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to each of Icahn Master, Icahn Master II and Icahn Master III (as disclosed in Item 2), may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Act) the Shares which each of Icahn Master, Icahn Master II and Icahn Master III directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners (as disclosed in Item 2), may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Act) the Shares which Icahn Partners directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes.
(c) The following table sets forth all transactions with respect to Shares effected during the past sixty (60) days by any of the Reporting Persons, inclusive of any transactions effected through 5:00 p.m., New York City time, on May 9, 2013. Except as otherwise noted below, all such transactions were purchases of Shares effected in the open market, and the table includes commissions paid in per share prices.

Name of Reporting Person	Date of Transaction	Amount of Securities	Price Per Share
High River LP	4/10/2013	14,693,664.00 (1)	5.39 (2)

Icahn Partners LP	4/10/2013	22,327,421.00 (1)	5.39 (2)

Icahn Partners Master Fund LP	4/10/2013	23,133,425.00 (1)	5.39 (2)

Icahn Partners Master Fund II L.P.	4/10/2013	9,244,236.00 (1)	5.39 (2)

Icahn Partners Master Fund III L.P.	4/10/2013	4,069,576.00 (1)	5.39 (2)

(1) Represents shares underlying American-style call options purchased by the applicable Reporting Person in the over the counter market. These call options were to expire on February 11, 2015. On April 10, 2013, the Reporting Persons exercised call options for an aggregate of 73,468,322 Shares at an exercise price of $8.50 per Share, which represented all call options held by the Reporting Persons as of such date.

(2) This amount represents the cost of an applicable American-style call option to purchase one Share. The per share exercise price of these call options was $8.50. This exercise price would have been adjusted to account for any dividends or other distributions declared by the Issuer prior to exercise of the options.

Item 6. Contracts, Arrangements, Understandings or Relationship with Respect to Securities of the Issuer
Except as otherwise described herein, there are no contracts, arrangements, understandings or relationships (legal or otherwise) among the persons named in Item 2 and between such persons and any person with respect to any securities of the Issuer, including but not limited to transfer or voting of any of the securities, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

Item 7. Material to be Filed as Exhibits

    1. Joint Filing Agreement of the Reporting Persons.

    2. May 9 Letter

SIGNATURE

After reasonable inquiry and to the best of each of the undersigned knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated: May 10, 2013

ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN OFFSHORE LP
ICAHN PARTNERS LP
ICAHN ONSHORE LP
BECKTON CORP.
HOPPER INVESTMENTS LLC
BARBERRY CORP.
HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, general partner
By: Barberry Corp.

By: /s/ Edward E. Mattner
    Name: Edward E. Mattner
    Title: Authorized Signatory

ICAHN CAPITAL LP
By: IPH GP LLC, its general partner
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
IPH GP LLC
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES G.P. INC.

By: /s/ SungHwan Cho
Name: SungHwan Cho
Title: Chief Financial Officer

/s/ Carl C. Icahn_____________
CARL C. ICAHN

[Signature Page of Schedule 13D – Dell Inc.]

EXHIBIT 1
JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Shares of Dell Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 10th day of May, 2013.

ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN OFFSHORE LP
ICAHN PARTNERS LP
ICAHN ONSHORE LP
BECKTON CORP.
HOPPER INVESTMENTS LLC
BARBERRY CORP.
HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, general partner
By: Barberry Corp.

By: /s/ Edward E. Mattner
    Name: Edward E. Mattner
    Title: Authorized Signatory

ICAHN CAPITAL LP
By: IPH GP LLC, its general partner
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
IPH GP LLC
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES G.P. INC.

By: /s/ SungHwan Cho
Name: SungHwan Cho
Title: Chief Financial Officer

/s/ Carl C. Icahn_____________
CARL C. ICAHN

[Signature Page of Joint Filing Agreement to
Schedule 13D – Dell Inc.]

SCHEDULE A

DIRECTORS AND EXECUTIVE OFFICERS OF THE REPORTING PERSONS

The following sets forth the name, position, and principal occupation of each director and executive officer of each of the Reporting Persons. Each such person is a citizen of the United States of America. Except as otherwise indicated, the business address of each director and officer is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153. To the best of the Reporting Persons' knowledge, except as set forth in this statement on Schedule 13D, none of the directors or executive officers of the Reporting Persons own any Shares.

ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
Name	Position
Icahn Offshore LP	General Partner
Carl C. Icahn	Chief Executive Officer
Vincent J. Intrieri	Senior Managing Director
Irene March	Chief Financial Officer
Edward E. Mattner	Authorized Signatory
Gail Golden	Authorized Signatory
Keith Cozza	Chief Compliance Officer

ICAHN PARTNERS LP
Name	Position
Icahn Onshore LP	General Partner
Carl C. Icahn	Chief Executive Officer
Vincent J. Intrieri	Senior Managing Director
Irene March	Chief Financial Officer
Edward E. Mattner	Authorized Signatory
Gail Golden	Authorized Signatory
Keith Cozza	Chief Compliance Officer

ICAHN ONSHORE LP
ICAHN OFFSHORE LP
Name	Position
Icahn Capital LP	General Partner
Carl C. Icahn	Chief Executive Officer
Vincent J. Intrieri	Senior Managing Director
Irene March	Chief Financial Officer
Edward E. Mattner	Authorized Signatory
Gail Golden	Authorized Signatory
Keith Cozza	Chief Compliance Officer

ICAHN CAPITAL LP
Name	Position
IPH GP LLC	General Partner
Carl C. Icahn	Chief Executive Officer
Vincent J. Intrieri	Senior Managing Director
Daniel A. Ninivaggi	President
SungHwan Cho	Chief Financial Officer
Peter Reck	Chief Accounting Officer
Keith Cozza	Chief Compliance Officer
Edward E. Mattner	Authorized Signatory
Gail Golden	Authorized Signatory

IPH GP LLC
Name	Position
Icahn Enterprises Holdings L.P.	Sole Member
Carl C. Icahn	Chief Executive Officer
Vincent J. Intrieri	Senior Managing Director
Daniel A. Ninivaggi	President
SungHwan Cho	Chief Financial Officer
Peter Reck	Chief Accounting Officer
Keith Cozza	Chief Compliance Officer
Edward E. Mattner	Authorized Signatory
Gail Golden	Authorized Signatory

ICAHN ENTERPRISES HOLDINGS L.P.
Name	Position
Icahn Enterprises G.P. Inc..	General Partner

ICAHN ENTERPRISES G.P. INC.
Name	Position
Carl C. Icahn	Chairman
Daniel A. Ninivaggi	Director; President
William A. Leidesdorf	Director
Jack G. Wasserman	Director
James L. Nelson	Director
Keith Cozza	Executive Vice President; Director
SungHwan Cho	Director; Chief Financial Officer
Peter Reck	Principal Accounting Officer; Secretary
Craig Pettit	Vice President of Tax Administration

BECKTON CORP.
Name	Position
Carl C. Icahn	Chairman of the Board; President
Jordan Bleznick	Vice President/Taxes
Edward E. Mattner	Authorized Signatory
Keith Cozza	Secretary; Treasurer

HIGH RIVER LIMITED PARTNERSHIP
Name	Position
Hopper Investments LLC	General Partner

HOPPER INVESTMENTS LLC
Name	Position
Barberry Corp	Member
Edward E. Mattner	Authorized Signatory

BARBERRY CORP.
Name	Position
Carl C. Icahn	Chairman of the Board; President
Gail Golden	Vice President; Authorized Signatory
Jordan Bleznick	Vice President/Taxes
Vincent J. Intrieri	Vice President; Authorized Signatory
Irene March	Authorized Signatory
Edward E. Mattner	Authorized Signatory
Keith Cozza	Secretary; Treasurer

EXHIBIT 2

Southeastern Asset Management, Inc.	Icahn Enterprises L.P.
Advisor to Longleaf Partners Funds	767 Fifth Avenue
6410 Poplar Avenue, Suite 900	New York, New York 10153
Memphis, TN 38119

May 9, 2013

Board of Directors
Dell Inc.
One Dell Way
Round Rock, Texas 78682
Attn.: Lawrence P. Tu
Senior Vice President, General Counsel and Secretary

Re: A Fair Proposal For ALL Dell Shareholders

Dear Board Members:

    We are a group of Dell Inc. shareholders that own in the aggregate approximately 13% of the outstanding shares of Dell Inc. From the announcement of the Agreement and Plan of Merger, dated as of February 5, 2013 (the “Going Private Transaction) we have stated repeatedly that we believe that the Going Private Transaction is not in the best interests of Dell shareholders and substantially undervalues the company. As a result, we will vote against the Going Private Transaction.

THE ICAHN/SOUTHEASTERN PROPOSAL

AS AN ALTERNATIVE TO THE GOING PRIVATE TRANSACTION WE MAKE THE FOLLOWING PROPOSAL:

1. IN OUR PROPOSAL DELL SHAREHOLDERS WOULD HAVE THE RIGHT TO CONTINUE AS OWNERS AND KEEP THEIR EXISTING EQUITY POSITION IN DELL.

2. IN ADDITION IN OUR PROPOSAL DELL SHAREHOLDERS WOULD BE GIVEN THE OPPORTUNITY TO ELECT TO RECEIVE A DISTRIBUTION OF: (X) $12.00 PER SHARE IN CASH, OR (Y) $12.00 IN ADDITIONAL SHARES VALUED AT $1.65 PER SHARE. BOTH ICAHN AND SOUTHEASTERN WOULD ELECT TO RECEIVE ADDITIONAL SHARES RATHER THAN CASH.

3. FINANCING FOR OUR PROPOSAL WILL BE OBTAINED FROM EXISTING CASH AT DELL AND APPROXIMATELY $5.2 BILLION IN NEW DEBT. IT SHOULD BE NOTED THAT THE MICHAEL DELL GOING PRIVATE TRANSACTION PROVIDES FOR AN AGGREGATE OF APPROXIMATELY $16 BILLION OF DEBT. HOWEVER, IN ANY CASE WE INTEND TO OBTAIN A BRIDGE LOAN TO GUARANTEE THE AVAILABILITY OF THE $5.2 BILLION OF NEW DEBT FOR OUR PROPOSAL.

Board of Directors
Dell Inc.
May 9, 2013

WE BELIEVE THAT OUR PROPOSAL IS SUPERIOR TO THE GOING PRIVATE TRANSACTION, IN THAT UNDER OUR PROPOSAL SHAREHOLDERS CAN RECEIVE $12 IN CASH AND STILL SHARE IN THE FUTURE OF DELL, AN OPPORTUNITY THAT WE THINK IS WORTH SIGNIFICANTLY MORE THAN $1.65 PER SHARE (SEE BELOW).

THE DELL GOING PRIVATE TRANSACTION - - THE “GREAT GIVEAWAY”

We want this Board to hear from both Icahn and Southeastern loud and clear that it is insulting to shareholders’ intelligence for the Board to tell them that this Board only has the best interests of shareholders at heart, and then accept Michael Dell’s offer to purchase the company he founded for $13.65 per share, a price far below what we consider its value to be. You not only sanctioned Michael Dell’s offer, which amazingly allows him to purchase the company from shareholders with their own money but, to add insult to injury, you have agreed to give Mr. Dell a break-up fee of up to $450 million.

We are often cynical about corporate boards but this Board has brought that cynicism to new heights. When Mr. Dell, who knows this company better than anyone on the planet, offered to purchase the company, why couldn’t the Board give shareholders the choice of either taking the money that Michael Dell offered or offer shareholders an obvious alternative which would give shareholders basically the same amount of cash Mr. Dell was offering but also allow them to continue to profit if the company prospered? After all, many loyal shareholders held on while management and the Board oversaw the decline of the company these many years. Instead, astonishingly, we believe the Board basically said “thank you Michael for offering to purchase the company with the shareholders’ own money at a bargain price and, by the way, if anyone dares to offer a higher value like our proposal and you don’t want to compete with it, have no fear because we will award you a break-up fee of up to $450 million. And even if we find the competing offer to be a “superior offer”, we will still pay you at least $180 million.”

Evercore Partners, the investment banker Dell purportedly hired to euphemistically “go shop” the company, has told Mr. Icahn on more than one occasion that the “independent committee” has only one concern, and that is to do what is right for shareholders. Our proposal gives the Board a final chance to prove that what they say is correct. The following explication of the offer makes it abundantly clear that our proposal is “superior”. However, in the event that the Board does not find our offer to be “superior” and insist on presenting the Dell offer for a shareholder vote, we will work assiduously to persuade all shareholders to reject the Dell offer. We will then, at the annual meeting, put up a slate of 12 directors to challenge the current board. If elected, our slate will effectuate our proposal as discussed below.

This company has suffered long enough from very wrong-headed decisions made by the Board and its management. Do not make another by putting the company through an unnecessary debilitating proxy fight. Allow the shareholders to decide for themselves which offer they choose.

Board of Directors
Dell Inc.
May 9, 2013

SHAREHOLDERS SHOULD BE ABLE TO STICK WITH THEIR DELL STOCK, WHICH HAS GREAT POTENTIAL FOR GROWTH

It is not lost on shareholders that instead of working for them in an effort to regain Dell’s prior value, that Michael Dell would rather buy Dell from shareholders at trading levels more in line with the late 1990s. We have great respect for Michael Dell for creating and building Dell and also for the “negotiating” ability he has shown in getting his Board to grant to him this almost absurd bargain. However, we believe all shareholders (at their discretion) should have the opportunity to participate in the upside potential we believe is present, not solely Michael Dell and an opportunistic buyout group leveraging to the hilt the company’s own assets with very little of their own equity. We believe that it is obvious that the Board and managements’ significant technological and strategic misses have driven a 50%+ decline in Dell shares over the recent years and culminated in a substandard insider offer to purchase the company. This is the reason why we are here today.

In an effort to justify its giveaway agreement with Michael Dell, the Board has laid out several potential operating cases. But shareholders were not also shown alternative cases, which in our view would yield a significant opportunity for upside. We believe the Board focuses primarily on mature business lines, proposes limited operational improvements, does not recognize meaningful long-term revenue growth drivers and offers no capital structure improvements. Despite this methodical sleight of hand and supporting public relations campaign, we firmly believe there are several more positive operating cases that were not shared that we believe would conservatively support a superior value.

To no one’s surprise the PC market is challenged. However, in our view, it is far from an obsolete technology, but one that is maturing and ultimately somewhat cyclical. Furthermore, in our view, the PC is not where the ultimate long-term opportunity lies for Dell, something we are confident Michael Dell is betting on, while leaving shareholders out in the cold. At the end of the day, we believe the current Dell proposal grossly under-values the long-term prospects of the company’s numerous varied businesses and opportunities that a capable management would capitalize on.

Dell has a meaningful opportunity to upgrade its overall global operations. This includes reining in years of excessive and bloated overhead, marketing and supply chain costs as highlighted by BCG. Simply by taking a look at the Dell website, one can extrapolate the multitude of almost infinite product options. Dell’s complexity comes at a steep cost. Even more importantly the excessive customization options no longer suit the marketplace needs. We believe the reality is a small percentage of SKUs actually make up a meaningful percentage of overall revenues. By reducing SKUs and configurations, we believe Dell has the opportunity to immediately address

Board of Directors
Dell Inc.
May 9, 2013

the permanent cost disadvantages it has when compared to several offshore competitors. It is also to no one’s surprise that the entire industry has moved from a build to order model to a more efficient build to stock model. We also believe that Dell has a meaningful opportunity to rationalize fulfillment centers and merge assembly plants where appropriate. This may also include returning some manufacturing onshore closer to U.S. based customers, a potential boon to domestic manufacturing jobs. Finally, we believe there exists thoughtful opportunities to spin-off particular business units that are no longer core. Collectively, we believe there is a significant cost saving opportunity as noted in the BCG reports filed by Dell, that will not only greatly improve Dell’s competitive position globally but also set the company up to excel in the marketplace for years to come.

Most importantly, we note Dell is not solely a cost story. Dell is a proud 29 year old global brand with key relationships with some of the world’s most dynamic suppliers (including Microsoft and Intel which have a vested interest in Dell’s success), enterprises (small, medium and large), and individual loyal customers. We truly believe the best days for Dell are yet to come and the company has a tremendous opportunity to build on its strong platform. We believe by targeting such growth sectors as packaged business applications, cloud based solutions, and facilities automation, among many others, Dell is poised to expand in areas with meaningful potential value. Dell should also look to smartly grow opportunistically through value-added acquisitions in key areas such as business applications and networked storage while continuing to leverage the nearly $14billion in historical acquisitions executed to expand beyond the core PC business. Finally, we cannot underestimate the international opportunities we believe Dell can capitalize on, particularly in emerging markets including China, India and Brazil. These markets are important today and increasingly so over the long-term. For instance the China PC market has already surpassed the size of US market. Dell needs to continue to position itself as the vendor of choice in these markets.

It does not take a mathematician to understand that $12.00 in cash and a stub equity component with, as outlined in our view, significant upside operating potential, is superior to only $13.65 in cash. The Going Private Transaction leaves all of the upside to Michael Dell and an opportunistic buyout group with only their own interests in mind. However, under our proposal, assuming 20% of the current shares outstanding (including those held by Icahn and Southeastern) elect not to receive any cash consideration and receive stock consideration, we estimate* the remaining stub will earn between $0.50 and $0.89 in annual near-term pre-tax EPS

* Assumes fully diluted shares outstanding of 1,802 million (1,747 million shares outstanding as of 3/6/13 + RSUs + in the money options). Assumes 20% of fully diluted shares outstanding do not elect cash for a total pro forma fully diluted shares outstanding of 4,422 million.

Board of Directors
Dell Inc.
May 9, 2013

with potential long-term earnings above this current depressed level, as we execute on our aforementioned plans. Assuming a mere 4.0x-6.0x multiple would ascribe what we view as a fair value at between $1.98 and $5.35 consideration (a similar value is arrived at using EV/EBITDA methodology). This is simple math, which shows the substantial upside potential optionality when compared to the $1.65 additional cash available from Michael Dell. To us this is a no brainer. Our proposal will also leave the company less levered than the proposed Going Private Transaction. The question remains in our mind, why support a management team that would in our opinion, rather over leverage, a private company with a buyout partner than operate under conservative assumptions publicly to the benefit of all shareholders?

We believe Dell can make the needed transition from an elite maker of computers to a global provider of services to enterprises and thrive as a public company. Dell just needs the right management team in place to execute on the opportunity we have laid out, a team that is incentivized to work for all shareholders and not just themselves - - a team that we believe a new board operating outside of the constraints of this hostile situation, could certainly assemble.
We wholeheartedly believe shareholders deserve the right to participate in Dell’s transformation, which is already underway. We have no doubt that Dell will emerge as a complete global end to end solutions provider for its customers including software, services, enterprise and user computing. Most importantly, we believe shareholders such as ourselves should be there too.

The Icahn team, as investors actively involved on corporate boards, has experienced many significant successes with struggling businesses that were turned around from the date that our
___________________________________________________________________________________________________________________________________________________________________________

Cash proceeds to shareholders will be sourced from cash and cash related sources (12/31/12 balance sheet cash, incrementally assumes a closing date of 7/31 therefore includes two quarters cash generation estimated at $1.4 billion), incremental receivables financing (12/31/12 balance sheet financing receivables at 100% less structured financing debt) and a new bridge loan of approximately $5.2 billion. Assumes blended debt interest of 5.5% and cash interest of 0.5%.

Earnings estimates exclude $250 million in foregone interest on the financing receivables. Earnings estimates assume the 2014E operating cases presented by the company in its proxy filings, including the Board plan ($3 billion in operating income) and the three BCG cases (BCG Base Case $3.4 billion, BCG 25% Case $3.4 billion and BCG Case 75% $3.6 billion). We also believe there is a significant cost savings opportunity as noted in the BCG reports filed by Dell in calculating $3.350 billion of potential cost take-outs. We have assumed approximately 50% of that amount or $1.750 billion in cost savings on top of the Board plan as the outside range.

Operating cases do not include potential upside opportunities such as asset sales, business unit spin-outs, international growth accelerating, and new acquisitions or business lines.

Board of Directors
Dell Inc.
May 9, 2013

nominees joined those boards, by new management teams they helped to install. For example, Biogen (gain in excess of approximately $35 billion in shareholder value), Motorola Mobility (gain in excess of approximately $3 billion in shareholder value), Imclone (gain in excess of approximately $3.5 billion in shareholder value) and Chesapeake (gain in excess of approximately $1 billion in shareholder value) to name a few. We believe that, with the help of directors selected by Icahn and Southeastern, Dell could also achieve great success with new management. We further believe that it would be unconscionable for the Dell Board to deny shareholders the opportunity to participate in that potential for success. In fact, we believe that if the Board does deny shareholders this choice and Michael Dell makes large returns by buying Dell at $13.65 per share the Board should be held personally accountable and liable.

THE CHOICES FOR THE DELL BOARD AND DELL SHAREHOLDERS

As Icahn has expressed to Dell’s financial advisor, Evercore Partners, we believe that our proposal is better for all Dell shareholders - - not just Michael Dell. We urge the Board to put our proposal before Dell’s shareholders, preferably by recognizing it as a Superior Proposal and proceeding with our proposal in lieu of the Going Private Transaction, or alternatively by calling an annual meeting simultaneously with the vote of shareholders on the Going Private Transaction.

If this Board will not agree to our proposal, then we request that the Board announce that it will combine the vote on the Going Private Transaction with an annual meeting to elect a new board of directors. We then intend to run a slate of directors at the Dell annual meeting that, if elected, will implement our proposal as set forth above. In that way shareholders will have a real choice between the Going Private Transaction and our proposal.

We believe that Dell was not properly shopped in the period that led to the signing of the merger agreement with Michael Dell. In the circumstance of Dell, neither a “go-shop” nor a “no-shop” period can be considered an adequate substitute for properly shopping the company prior to entering into any merger agreement. By signing up with Michael Dell and promising his group a breakup fee of from $180 million to $450 million the company facilitated his bid by providing the money to pay for lender commitments if the Going Private Transaction fails. We believe that this is a massive and unfair advantage to Michael Dell.

Given that fact, and the fact that a significant percentage of your shareholders have already indicated their dissatisfaction with the Going Private Transaction, the Dell board should do the right thing and provide shareholders with the opportunity to vote for our proposal side by side with the Going Private Transaction in a single meeting and Dell should do everything necessary to create a level playing field, including holding the annual meeting and the vote on the Going Private Transaction at a single meeting.

We continue to believe, as apparently does Michael Dell and his partner Silver Lake, that the future of Dell is bright. We see no reason that the future value of Dell should not accrue to ALL the existing Dell shareholders — not just Michael Dell. IF THE GOING PRIVATE TRANSACTION

Board of Directors
Dell Inc.
May 9, 2013

TURNS OUT TO BE A HOME RUN FOR MICHAEL DELL IN THE COMING YEARS, WHICH WE EXPECT WILL IN FACT OCCUR, IT MAY WELL BE ATTRIBUTED TO AN ERROR BY THE DELL BOARD. THIS IS THE LITIGATION RISK THAT YOU NOW FACE. EITHER GIVE SHAREHOLDERS THE REAL CHOICE THEY ARE ENTITLED TO OR FACE THE LEGAL LIABILITY FOR YOUR FAILURES.

YOU NOW HAVE THE OPPORTUNITY TO AMELIORATE THE DAMAGE THAT WE BELIEVE YOU HAVE CAUSED TO DELL AND ITS SHAREHOLDERS BY FOLLOWING THE FAIR AND REASONABLE PATH SET FORTH IN THIS LETTER. IT IS NOT TOO LATE TO DO THE RIGHT THING, AND THEREBY ANSWER THE ONGOING CRITICISM AND LEGAL ATTACKS THAT THE GOING PRIVATE TRANSACTION HAS ATTRACTED.

Very truly yours,

Southeastern Asset Management Inc.                                          Icahn Enterprises L.P.

By: ________________________________ G. Staley Cates, CFA President & Chief Investment Officer	By: ____________________________ Carl C. Icahn Chairman of the Board

[Letter Dated May 9, 2013 Dell Board]

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, SOUTHEASTERN ASSET MANAGEMENT, INC. AND THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF DELL INC. WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF DELL INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 14A FILED BY CARL C. ICAHN AND HIS AFFILIATES ON APRIL 16, 2013 (THE “ICAHN SCHEDULE 14A”) AND THE SCHEDULE 13D FILED BY SOUTHEASTERN ASSET MANAGEMENT, INC. AND ITS AFFILIATES ON FEBRUARY 8, 2013 (THE “SOUTHEASTERN SCHEDULE 13D”). EXCEPT AS OTHERWISE DISCLOSED IN THE ICAHN SCHEDULE 14A AND THE SOUTHEASTERN SCHEDULE 13D, THE PARTICIPANTS HAVE NO INTEREST IN DELL INC. OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF DELL INC. AS DISCLOSED IN THE ICAHN SCHEDULE 14A AND THE SOUTHEASTERN SCHEDULE 13D. WE HAVE NOT SOUGHT, NOR HAVE WE RECEIVED, PERMISSION FROM ANY THIRD-PARTY TO INCLUDE THEIR INFORMATION IN THIS LETTER.